                       Supplement dated February 1, 1996
                     to Prospectus dated November 1, 1995
                            The Legends Fund, Inc.



     The prospectus is hereby supplemented as follows:

          By substituting the following language for the second paragraph under "The Fund" on page 1:

     ARM Capital Advisors, Inc. (ARM Capital) serves as investment manager to all the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio. Such advisers are individually called a Sub-Adviser, and collectively, the Sub-Advisers. ARM Capital provides the Fund with supervisory and management services. ARM Financial Group, Inc.
(ARM) is the ultimate parent of ARM Capital. See "Management of the Fund."

          By substituting the following language for the two paragraphs titled "Integrity Life Insurance Company" under "Management of the Fund" on page 22:

     ARM Capital Advisors, Inc., whose executive offices are located at 200 Park Avenue, 20th Floor, New York, New York 10166, serves as investment manager to all the Portfolios of the Fund. ARM, the parent of ARM Capital, is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The address of ARM is 239 S. Fifth Street, 12th Floor, Louisville, Kentucky 40202. The address of each of Morgan Stanley and the investment funds sponsored by it is 1221 Avenue of the Americas, New York, New York 10020.

     ARM Capital, a registered investment adviser under the Investment Advisers Act of 1940, assumed the duties and responsibilities of Integrity Life Insurance Company ("Integrity") as investment manager to the Fund on February 1, 1996 following an internal reorganization. Both ARM Capital and Integrity are wholly-owned subsidiaries of ARM. The transaction involving the transfer of duties and responsibilities to ARM Capital did not result in a change in the actual management or control of the investment manager of the Fund; there was no change in the management or personnel actually providing the advisory services to the Fund; and there was no change in the terms of the Fund's management agreement, including no change in the compensation received by the investment manager. ARM Capital commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. ARM Capital is also the investment adviser to the mutual funds comprising the State Bond Group.

     On August 25, 1994, Integrity purchased for its own account approximately 450,000 shares of the Morgan Stanley Worldwide High Income Portfolio, at net asset value, for an aggregate purchase price of $4.5 million. Integrity has indicated that it will vote all of the shares it owns for its own account in the Portfolio on any matter requiring the vote of shareholders in the same proportion as votes are cast by certificate holders relating to the Portfolio. Integrity has also indicated that it intends to redeem its shares on a dollar-for-dollar basis to the extent, and at the same time as, the Portfolio has sales in respect of certificate holders. As of January 30, 1996, approximately 133,044 shares, having a fair value of approximately $1.59 million and constituting approximately 22.7% of the outstanding shares of the Portfolio, were held by Integrity for its own account.

                       Supplement dated February 1, 1996
         to Statement of Additional Information dated November 1, 1995
                            The Legends Fund, Inc.



The statement of additional information is hereby supplemented as follows:

          By substituting the following language for the last two paragraphs on page B-17:

On August 25, 1994, Integrity purchased for its own account approximately 450,000 shares of the Morgan Stanley Worldwide High Income Portfolio, at net asset value, for an aggregate purchase price of $4.5 million. Integrity has indicated that it will vote all of the shares it owns for its own account in the Portfolio on any matter requiring the vote of shareholders in the same proportion as votes are cast by certificate holders relating to the Portfolio. Integrity has also indicated that it intends to redeem its shares on a dollar-for-dollar basis to the extent, and at the same time as, the Portfolio has sales in respect of certificate holders. As of January 30, 1996, approximately 133,044 shares, having a fair value of approximately $1.59 million and constituting approximately 22.7% of the outstanding shares of the Portfolio, were held by Integrity for its own account.

                        INVESTMENT MANAGEMENT SERVICES

ARM Capital Advisors, Inc. (ARM Capital) acts as the investment manager of each Portfolio pursuant to a management agreement with the Fund (Management Agreement). ARM Capital assumed the duties and responsibilities of Integrity Life Insurance Company (Integrity), the Fund's former investment manager, on February 1, 1996 following an internal reorganization. See "Management of the Fund" in the prospectus for additional information about ARM Capital. Under the Management Agreement, the Fund pays ARM Capital a fee for each Portfolio, computed daily and payable monthly, according to the schedule set forth in the Prospectus. ARM Capital is then responsible under the Management Agreement for paying each Sub-Adviser the sub-advisory fees payable. For the fiscal period from the commencement of operations through June 30, 1993 and the fiscal years ended June 30, 1994 and 1995, each Portfolio paid Integrity management fees in the amounts set forth below:

                                    [TABLE]
                          ...........................

          All other references in the statement of additional information to "Integrity" should be read as "ARM Capital", except for the references to Integrity's reimbursement of Portfolio expenses for the years 1993, 1994 and 1995, and Integrity's payment to Sub-Advisers of sub-advisory fees for the years 1993, 1994 and 1995.